UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 8, 2011

LivePerson, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Seventh Avenue
New York, New York 10018
(Address of principal executive
offices, with zip code)

(212) 609-4200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, LivePerson, Inc. (the “Company”) has been in the process of applying for dual listing on the Tel Aviv Stock Exchange (“TASE”).  On March 8, 2011, the Company filed with the Israel Securities Authority a listing application, in which certain publicly-available information about the Company was disclosed, and in which the Company provided updated information concerning outstanding shares and options.  Specifically, the listing application filed today indicated that, as of February 24, 2011, the Company had 52,044,178 shares outstanding, 8,753,174 shares underlying options previously granted but not yet exercised, 6,018,926 shares underlying options available for grant under the Company’s 2009 Stock Incentive Plan, and 990,891 shares available for purchase under the Company’s 2010 Employee Stock Purchase Plan.

The Company currently expects that trading of its shares of common stock on the TASE will commence on or about March 13, 2011, subject to final approval by TASE. LivePerson will continue to trade on NASDAQ and will continue to be subject to all the applicable rules and regulations of the NASDAQ Capital Market and the U.S. Securities and Exchange Commission.

The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of LivePerson, Inc. with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

This Current Report on Form 8-K contains forward-looking statements, which may be identified by words such as “expects,” “plans,” “projects,” may,” “anticipates,” “believes,” “intends,” “estimates,” “suggests” and other words of similar meaning, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Statements in this report about LivePerson, Inc. that are not historical facts are based on the Company’s current expectations, assumptions, estimates and projections about the Company and the Company’s industry.  These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Factors that could cause or contribute to such differences include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: March 8, 2011	By:	/s/ Timothy E. Bixby
Timothy E. Bixby President and Chief Financial Officer